Exhibit 10.4

THIRD AMENDMENT TO

THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF GGP LIMITED PARTNERSHIP

THIS THIRD AMENDMENT (this “Amendment”) is made and entered into as of February 13, 2013, by and among the undersigned parties.

W I T N E S S E T H:

WHEREAS, GGP Limited Partnership (the “Partnership”), a Delaware limited partnership, exists pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of November 9, 2010, as amended (the “Partnership Agreement”), and the Delaware Revised Uniform Limited Partnership Act;

WHEREAS, GGP, Inc., a Delaware corporation, is the sole general partner of the Partnership (the “General Partner”);

WHEREAS, the General Partner has determined that additional funds are desired by the Partnership in excess of funds anticipated to be available (the “Required Funds”) and that such Required Funds should be contributed to the Partnership;

WHEREAS, General Growth Properties, Inc., a Delaware corporation (the “Public REIT”) has issued its Series A Cumulative Redeemable Preferred Stock (the “Series A Stock”) in order to, among other reasons, raise the Required Funds;

WHEREAS, the Public REIT has caused the Required Funds raised by the issuance of the Series A Stock to be contributed to its subsidiary, GGP Limited Partnership II (the “Affiliate Limited Partner”), a Delaware limited partnership, and the Affiliate Limited Partner has made a contribution of the Required Funds to the Partnership;

WHEREAS, pursuant to Section 4.3(d) of the Third Restated Partnership Agreement, upon receipt of the Required Funds, the Partnership is required to issue Preferred Units with terms that are equivalent to the terms of the Series A Stock, and the General Partner is authorized, on behalf of each of the partners, to amend the Partnership Agreement to reflect the issuance of Series G Preferred Units.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do herby agree as follows:

1.                                      Capitalized Terms.  Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Partnership Agreement.

2.                                      Amendment of Section 1.1.

a.                    The term “Series G Preferred Units” shall be inserted immediately following the definition of “Series F Preferred Units” and shall be defined as follows:

“Series G Preferred Units” shall mean the series of preferred units of the Partnership designated as 6.375% Series G Cumulative Redeemable Preferred Units having such designations, preferences and other rights described in Schedule E.

b.                    The term “Units” set forth in Section 1.1 shall be deleted in its entirety and replaced with the following:

“Units” shall mean the partnership units in the Partnership established and issued from time to time in accordance with the terms hereof, including without limitation Common Units and Series B Preferred Units, Series D Preferred Units, Series E Preferred Units, Series F Preferred Units and Series G Preferred Units.  The number and designation of all Units held by each Partner is set forth opposite such Partner’s name on Exhibit A.

3.                                      Amendment of Preferred Units.  Section 4.7 of the Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

4.7                               Preferred Units.  The Series B Preferred Units, Series D Preferred Units, Series E Preferred Units, Series F Preferred Units and Series G Preferred Units have been established and have the rights, preferences, limitations and qualifications as are described in Schedule A, Schedule B, Schedule C, Schedule D and Schedule E, respectively, in addition to the applicable rights and preferences contained herein.

4.                                      Amendment of Distributions with Respect to Preferred Units.  Section 5.9 of the Partnership Agreement is amended by inserting the following subsection (e) immediately following subsection (d):

(e)                                  The holders of Series G Preferred Units are entitled to quarterly, cumulative partnership distributions when, if and as declared, in an amount equal to $0.3984375 per Series E Preferred Unit, as more particularly described in Schedule E.

5.                                      Amendment of Liquidation Preference of Preferred Units.  Section 7.8 of the Partnership Agreement is amended by inserting the following subsection (e) immediately following subsection (d):

(e)                                  The holders of Series G Preferred Units shall have the rights and preferences described in Schedule E.

6.                                      Addition of Schedule E.  Schedule E attached hereto shall be inserted into the Partnership Agreement immediately following Schedule D.

7.                                      New Exhibit A.  Exhibit A to the Partnership Agreement, identifying the Partners, the number and class of series of Units owned by each of them and their respective Percentage Interests, if any, is hereby deleted in its entirety and the Exhibit A in the form attached hereto is hereby inserted in its place and stead.

8.                                      Other Provisions Unaffected.  Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first written above.

GENERAL PARTNER:

GGP, INC.,

a Delaware corporation

By:	/s/ Marvin J. Levine

EXHIBIT A

TO THE

AGREEMENT OF LIMITED PARTNERSHIP

OF

GGP LIMITED PARTNERSHIP

as of February 21, 2013

PARTNER NAME	Number of Common Units	% Common Ownership	% Overall Ownership*	Number of Series B Preferred Units	Number of Series D Preferred Units	Number of Series E Preferred Units	Number of Series F Preferred Units	Number of Series G Preferred Units
General Partner:

GGP, Inc.	9,000,000	0.990866%	0.985123%	0.0000	0.0000	0.0000	0.0000	0.0000

Limited Partners:

GGP Limited Partnership II	893,984,750.1700	98.287960%	97.718272%	0.0000	0.0000	0.0000	0.0000	0.0000

Piedmont Partners:
Joseph Straus, Jr.	234,051.0000	0.049447%	0.049160%	0.0000	0.0000	0.0000	0.0000	0.0000
Helen Roth Trust	87,072.0000	0.164870%	0.163915%	0.0000	0.0000	0.0000	0.0000	0.0000

Forbes/Cohen Partners:
Avern L. Cohn Trust	173,397.0000	0.025768%	234,051.0000	0.0000	0.0000	0.0000	0.0000	0.0000
Rita C. Haddow Trust u/t/a 2/8/98	173,397.0000	0.011454%	104,039.0000	0.0000	0.0000	0.0000	0.0000	0.0000

SW Plaza Partners:
Bonnie D. O’Connell (Primack)	40,000.0000	0.001803%	0.001792%	0.0000	0.0000	0.0000	0.0000	0.0000
Cyd Rodriguez	50,000.0000	0.004404%	0.004378%	0.0000	0.0000	0.0000	0.0000	0.0000
Benjamin May Trust, Ian D. Gardenswartz Trustee	26,639.0000	0.005505%	0.005473%	0.0000	0.0000	0.0000	0.0000	0.0000
Lindsay Faith May Trust, Ian D. Gardenswartz Trustee	26,639.0000	0.001321%	0.001313%	0.0000	0.0000	0.0000	0.0000	0.0000
Robert Klausner	16,374.0000	0.000055%	0.000055%	0.0000	0.0000	0.0000	0.0000	0.0000
Donald B. May	12,000.0000	0.000902%	0.000896%	0.0000	0.0000	0.0000	0.0000	0.0000
Gregory Specht	13,500.0000	0.000912%	0.000907%	0.0000	0.0000	0.0000	0.0000	0.0000
Donald Kay	8,286.0000	0.002933%	0.002916%	0.0000	0.0000	0.0000	0.0000	0.0000

Altamonte Partners:
Gerald D Hines	24,580.0000	0.002713%	0.002697%	0.0000	0.0000	0.0000	0.0000	0.0000

PARTNER NAME	Number of Common Units	% Common Ownership	% Overall Ownership*	Number of Series B Preferred Units	Number of Series D Preferred Units	Number of Series E Preferred Units	Number of Series F Preferred Units	Number of Series G Preferred Units
Edward J. DeBartolo Family Testamentary Trust I f/b/o Edward J. DeBartolo, Jr.	42,191.0000	0.004656%	0.004629%	0.0000	0.0000	0.0000	0.0000	0.0000
Lisa M. DeBartolo	14,064.0000	0.001552%	0.001543%	0.0000	0.0000	0.0000	0.0000	0.0000
Tiffanie L. DeBartolo	14,063.0000	0.001552%	0.001543%	0.0000	0.0000	0.0000	0.0000	0.0000
Nicole DeBartolo	14,063.0000	0.001552%	0.001543%	0.0000	0.0000	0.0000	0.0000	0.0000
Glenn J. Rufrano	66,138.0000	0.007299%	0.007256%	0.0000	0.0000	0.0000	0.0000	0.0000
CRH Co., Inc.	6,144.0000	0.000678%	0.000674%	0.0000	0.0000	0.0000	0.0000	0.0000

Former Series C Partners(Glendale Galleria):
Patrick S. Donahue, not individually, but solely as Trustee of the Patrick and Paula Donahue Family Trust	29,517.2740	0.003257%	0.003239%	0.0000	0.0000	0.0000	0.0000	0.0000
Thomas L. Schriber, not individually, but solely as Trustee of the Thomas L. Schriber Revocable Trust	244,239.7727	0.026954%	0.026797%	0.0000	0.0000	0.0000	0.0000	0.0000
Jari L. Stuart, not individually, but solely as Trustee of the Stuart Family Revocable Living Trust	179,829.1871	0.019846%	0.019730%	0.0000	0.0000	0.0000	0.0000	0.0000
William J. Kenney, Jr., not individually, but solely as Trustee of the William K. Kenney, Jr. Separate Property Trust	59,853.8719	0.006605%	0.006567%	0.0000	0.0000	0.0000	0.0000	0.0000
Glenn C. Myers, not individually, but solely as Trustee of the Glenn C. Myers Family Trust	12,497.5912	0.001379%	0.001371%	0.0000	0.0000	0.0000	0.0000	0.0000
Jack Jensen	47,356.2807	0.005226%	0.005196%	0.0000	0.0000	0.0000	0.0000	0.0000

Valley Hills Mall
Peter D. Leibowits	499.0000	0.000055%	0.000055%	0.0000	0.0000	0.0000	0.0000	0.0000

Other Partners:
Stanley Richards Revocable Trust	449,121.0000	0.049564%	0.049276%	0.0000	0.0000	0.0000	0.0000	0.0000
MB Capital Units, L.L.C.	2,817,811.0705	0.310970%	0.309163%	0.0000	0.0000	0.0000	0.0000	0.0000
General Growth Companies, Inc.	24,957.8200	0.002754%	0.002738%	0.0000	0.0000	0.0000	0.0000	0.0000

PARTNER NAME	Number of Common Units	% Common Ownership	% Overall Ownership*	Number of Series B Preferred Units	Number of Series D Preferred Units	Number of Series E Preferred Units	Number of Series F Preferred Units	Number of Series G Preferred Units
Matthew Bucksbaum Revocable Trust	1,497,512.0000	0.165263%	0.164303%	0.0000	0.0000	0.0000	0.0000	0.0000

Series B Preferred Partners (JP Realty - Price Development):
Burke Cloward	0.0000		0.006093%	18,510.1200	0.0000	0.0000	0.0000	0.0000
James Cordano	0.0000		0.000263%	799.1820	0.0000	0.0000	0.0000	0.0000
Gregory Curtis	0.0000		0.000451%	1,370.2500	0.0000	0.0000	0.0000	0.0000
Fairfax Holding, LLC	0.0000		0.277668%	1,092,572.9347	0.0000	0.0000	0.0000	0.0000
Rex and Barbara Frazier Family Trust	0.0000		0.005456%	16,576.6320	0.0000	0.0000	0.0000	0.0000
Michael Frei	0.0000		0.002648%	8,044.5420	0.0000	0.0000	0.0000	0.0000
Hall Investment Company	0.0000		0.004284%	13,016.0700	0.0000	0.0000	0.0000	0.0000
Kenneth G. Hansen Trust u/t/a dated 11/14/2000	0.0000		0.000877%	2,663.2440	0.0000	0.0000	0.0000	0.0000
King American Hospital, Ltd.	0.0000		0.001748%	5,310.7580	0.0000	0.0000	0.0000	0.0000
Warren P. King	0.0000		0.001117%	3,392.4780	0.0000	0.0000	0.0000	0.0000
Paul K. Mendenhall	0.0000		0.001235%	3,751.6140	0.0000	0.0000	0.0000	0.0000
North Plains Development Company, Ltd.	0.0000		0.003270%	9,935.2260	0.0000	0.0000	0.0000	0.0000
Carl E. Olson	0.0000		0.000716%	2,174.6520	0.0000	0.0000	0.0000	0.0000
Martin G. Peterson	0.0000		0.003433%	10,428.5160	0.0000	0.0000	0.0000	0.0000
Deidra Price	0.0000		0.000074%	226.0260	0.0000	0.0000	0.0000	0.0000
John Price	0.0000		0.000252%	766.2960	0.0000	0.0000	0.0000	0.0000
Steven Price	0.0000		0.000476%	1,446.9840	0.0000	0.0000	0.0000	0.0000
Red Cliffs Mall Investment Company, Ltd.	0.0000		0.025315%	76,910.9580	0.0000	0.0000	0.0000	0.0000
Philip P. Taylor	0.0000		0.002933%	8,909.3337	0.0000	0.0000	0.0000	0.0000
Jennifer Wallin	0.0000		0.000074%	226.0260	0.0000	0.0000	0.0000	0.0000
Lena Wilcher as Trustee of the Lena Wilcher Revocable Trust	0.0000		0.000883%	2,683.3333	0.0000	0.0000	0.0000	0.0000

Series D Preferred Partner (Foot Hills):
Everitt Enterprises, Inc.	0.0000		0.088158%	0.0000	532,749.6574	0.0000	0.0000	0.0000

Series E Preferred Partner (Four Seasons):
Koury Corporation	0.0000		0.071605%	0.0000	0.0000	502,657.8128	0.0000	0.0000

PARTNER NAME	Number of Common Units	% Common Ownership	% Overall Ownership*	Number of Series B Preferred Units	Number of Series D Preferred Units	Number of Series E Preferred Units	Number of Series F Preferred Units	Number of Series G Preferred Units
Series F Preferred Partner
GGP Limited Partnership II	0.0000		—	0.0000	0.0000	0.0000	360.0000	0.0000
Westroads-Oaks, Inc.	0.0000		—	0.0000	0.0000	0.0000	104,000	0.0000

Series G Preferred Partner
GGP Limited Partnership II	0.0000		1.322737	0.0000	0.0000	0.0000	0.0000	10,000,000

*calculated on the converted basis to common units.  Series F Units are not convertible to common units.